UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2016

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Howard Street,

San Francisco, CA 94105

(Address of Principal Executive Office, Including Zip Code)

(415) 278-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2016, The Gymboree Corporation. (the “Company”) entered into a sublease agreement with Bare Escentuals Beauty, Inc. as sublessor (the “Sublessor”), for approximately 80,000 square feet of office space at 71 Stevenson Street, San Francisco, California (the “Sublease Agreement”). The Company expects to use the subleased premises as its new corporate headquarters beginning in its third fiscal quarter of fiscal 2017, at which point the sublease term will commence. The sublease term expires on July 15, 2022, subject to the Company’s option to extend the sublease until July 15, 2025.

The Company must commence monthly rent payments under the Sublease Agreement on July 1, 2017, subject to adjustment for delays in the event delivery of the property is delayed past April 1, 2017. Pursuant to the terms of the sublease, the Company must pay an initial monthly base rent of $309,814.62, which increases incrementally after every twelve-month period during the sublease term to a maximum of $343,013.79 per month. The Company has also agreed to pay the full amount of any increases in operating expenses and property taxes for the subleased premises.

The Company has delivered a security deposit to the Sublessor in the form of two letters of credit in the amounts of (i) $3,881,050, which letter of credit assures payment of the Company’s rent obligations under the Sublease Agreement, and (i) $1,779,000, which letter of credit covers the payment of any damages incurred by the Sublessor in the event that the termination fee under the Master Lease Agreement is triggered.

The foregoing description of the Sublease Agreement is not complete and is qualified in its entirety by reference to the full text of such Sublease Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On December 8, 2016, The Gymboree Corporation issued an earnings release announcing its financial results for the three months ended October 29, 2016. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

10.1	Sublease Agreement by and between the Company, as sublessee, and Bare Escentuals Beauty, Inc., as sublessor.

99.1	Earnings release of The Gymboree Corporation dated December 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Date: December 8, 2016	By:	/s/ Andrew North
	Name:	Andrew North
	Title:	Chief Financial Officer

EXHIBIT INDEX

No.	Description

10.1	Sublease Agreement by and between the Company, as sublessee, and Bare Escentuals Beauty, Inc., as sublessor.

99.1	Earnings release of The Gymboree Corporation dated December 8, 2016.